AMENDMENT TO CONVERTIBLE PROMISSORY NOTES

This Amendment to Convertible Promissory Notes (this “Amendment”), dated April 1, 2016, by and between Epic Stores Corp. (the “Company”), and Old Main Capital, LLC (the “Purchaser”), hereby amends, effective as of the date hereof, each of the 8% Senior Convertible Promissory Note, dated as of January 27, 2016, issued by the Company to the Purchaser (the “8% Note”), and each of the 10% Senior Secured Convertible Promissory Notes (each, a “10% Note” and together with the 8% Note, a “Note”) issued by the Company to the Purchaser pursuant to that certain Securities Purchase Agreement, dated as of January 27, 2016, as amended, by and among the Company and the Purchaser (the “Securities Purchase Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

RECITALS

A.                The parties hereto desire to amend each of the Notes, as set forth in this Amendment.

B.                 There is currently an existing Event of Default (the “Default”) based on the failure of the Company to file a Registration Statement by the Filing Date (as defined in the Registration Rights Agreement).

AGREEMENT

The parties hereto, intending to be legally bound, agree as follows:

1.                  Amendments.

(a)                The definition of “Amortization Conversion Rate” of each Note is hereby deleted in its entirety.

(b)               The definition of “Amortization Payment” of each Note is hereby deleted in its entirety.

(c)                Section 2(e) of each Note is hereby deleted in its entirety.

(d)               The first sentence of Section 4(b) of each 10% Note is hereby amended and restated in its entirety to read as follows:

“Conversion Price. The conversion price in effect on any Conversion Date shall be equal to the lower of (i) 64% of the lowest VWAP in the five (5) Trading Days prior to the Closing Date (the “Fixed Conversion Price”), (ii) 50% of the lowest VWAP of the Common Stock in the thirty (30) Trading Days prior to the Conversion Date, or (iii) the Conversion Price of any other Note.”

(e)                The first sentence of Section 4(b) of the 8% Note is hereby amended and restated in its entirety to read as follows:

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“Conversion Price. The conversion price in effect on any Conversion Date shall be equal to the lower of (i) 94% of the average of the daily VWAP during the ten (10) Trading Days prior to the Original Issue Date (the “Fixed Conversion Price”), (ii) 50% of the lowest VWAP of the Common Stock in the thirty (30) Trading Days prior to the Conversion Date, or (iii) the Conversion Price of any other Note.”

2.                  Waiver. The Purchaser hereby waives the Default. The waiver set forth above shall be limited to the Default and nothing in this Amendment shall be deemed to constitute a waiver by the Purchaser with respect to any other term or provision of any of the Transaction Documents.

3.                  Effect of this Amendment. Except as expressly provided in this Amendment, the Note shall not be amended or otherwise modified. In the event there is a conflict between the terms of the Note and the terms of this Amendment, the terms provided in this Amendment shall control. On and after the date hereof, each reference in the Note to “this Agreement,” “hereunder,” “hereof,” “hereto,” “herein,” or words of like import referring to the Note shall mean and be a reference to the Note as amended by this Amendment.

4.                  Acknowledgment and Agreement. Each party hereto hereby acknowledges and agrees that except as expressly provided in this Amendment, nothing in this Amendment shall be construed as a waiver of any provision of the Note by any party hereto, nor shall it in any way affect the validity of, or the right of any party hereto to enforce the provisions of the Note.

5.                  Full Force and Effect. This Amendment is expressly made subject to the terms and conditions of the Note as modified herein, and, except as expressly modified herein, the Note shall continue in full force and effect without change.

6.                  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Amendment), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by

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law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Amendment, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

7.                  Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

8.                  No Interpretation Against Drafter. This Amendment is the product of negotiations between the parties hereto represented by counsel and any rules of construction relating to interpretation against the drafter of an agreement shall not apply to this Amendment and are expressly waived.

9.                  Counterparts. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[Signatures on the Following Page]

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

Company:

Epic Stores Corp.

By: /s/ Brian Davidson
Name: Brian Davidson
Title: President

Purchaser:

OLD MAIN Capital, LLC

By: /s/ Adam Long
Name: Adam Long
Title: President

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